Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor	Predecessor
($ in millions)	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$849	$279
Restricted cash	9	—
Accounts receivable, net	815	746
Short-term derivative assets	—	19
Other current assets	61	64
Total current assets	1,734	1,108
Property and equipment:
Oil and natural gas properties, successful efforts method
Proved oil and natural gas properties	5,163	25,734
Unproved properties	421	1,550
Other property and equipment	492	1,754
Total property and equipment	6,076	29,038
Less: accumulated depreciation, depletion and amortization	(571)	(23,806)
Property and equipment held for sale, net	3	10
Total property and equipment, net	5,508	5,242
Other long-term assets	84	234
Total assets	$7,326	$6,584

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$257	$346
Current maturities of long-term debt	—	1,929
Accrued interest	10	3
Short-term derivative liabilities	1,345	93
Other current liabilities	898	723
Total current liabilities	2,510	3,094
Long-term debt, net	1,259	—
Long-term derivative liabilities	265	44
Asset retirement obligations, net of current portion	244	139
Other long-term liabilities	10	5
Liabilities subject to compromise	—	8,643
Total liabilities	4,288	11,925
Contingencies and commitments
Stockholders’ equity (deficit):
Predecessor preferred stock, $0.01 par value, 20,000,000 shares authorized: 0 and 5,563,458 shares outstanding	—	1,631
Predecessor common stock, $0.01 par value, 22,500,000 shares authorized: 0 and 9,780,547 shares issued	—	—
Predecessor additional paid-in capital	—	16,937
Predecessor accumulated other comprehensive income	—	45
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 98,286,731 and 0 shares issued	1	—
Successor additional paid-in capital	3,594	—
Accumulated deficit	(557)	(23,954)
Total stockholders’ equity (deficit)	3,038	(5,341)
Total liabilities and stockholders’ equity (deficit)	$7,326	$6,584

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$1,170	$672
Marketing	627	448
Oil and natural gas derivatives	(910)	(161)
Gains on sales of assets	3	1
Total revenues and other	890	960
Operating expenses:
Production	80	82
Gathering, processing and transportation	219	258
Severance and ad valorem taxes	41	37
Exploration	2	5
Marketing	625	450
General and administrative	30	52
Separation and other termination costs	—	16
Depreciation, depletion and amortization	228	170
Impairments	—	—
Other operating expense, net	3	1
Total operating expenses	1,228	1,071
Loss from operations	(338)	(111)
Other income (expense):
Interest expense	(17)	(25)
Other income	—	2
Reorganization items, net	—	(611)
Total other expense	(17)	(634)
Loss before income taxes	(355)	(745)
Income tax benefit	(10)	—
Net loss	(345)	(745)
Net loss attributable to noncontrolling interests	—	—
Net loss attributable to Chesapeake	(345)	(745)
Preferred stock dividends	—	—
Net loss available to common stockholders	$(345)	$(745)
Loss per common share:
Basic	$(3.51)	$(76.18)
Diluted	$(3.51)	$(76.18)
Weighted average common shares outstanding (in thousands):
Basic	98,221	9,780
Diluted	98,221	9,780

	Successor	Predecessor
	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2020
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$2,615	$398	$2,006
Marketing	1,443	239	1,412
Oil and natural gas derivatives	(1,604)	(382)	573
Gains on sales of assets	9	5	1
Total revenues and other	2,463	260	3,992
Operating expenses:
Production	194	32	295
Gathering, processing and transportation	541	102	813
Severance and ad valorem taxes	106	18	116
Exploration	4	2	417
Marketing	1,440	237	1,438
General and administrative	69	21	229
Separation and other termination costs	11	22	43
Depreciation, depletion and amortization	579	72	931
Impairments	1	—	8,522
Other operating expense (income), net	1	(12)	67
Total operating expenses	2,946	494	12,871
Loss from operations	(483)	(234)	(8,879)
Other income (expense):
Interest expense	(47)	(11)	(307)
Gains on purchases or exchanges of debt	—	—	65
Other income (expense)	31	2	(9)
Reorganization items, net	—	5,569	(217)
Total other income (expense)	(16)	5,560	(468)
Income (loss) before income taxes	(499)	5,326	(9,347)
Income tax benefit	(10)	(57)	(13)
Net income (loss)	(489)	5,383	(9,334)
Net loss attributable to noncontrolling interests	—	—	16
Net income (loss) attributable to Chesapeake	(489)	5,383	(9,318)
Preferred stock dividends	—	—	(22)
Net income (loss) available to common stockholders	$(489)	$5,383	$(9,340)
Earnings (loss) per common share:
Basic	$(4.99)	$550.35	$(955.99)
Diluted	$(4.99)	$534.51	$(955.99)
Weighted average common shares outstanding (in thousands):
Basic	98,040	9,781	9,770
Diluted	98,040	10,071	9,770

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
($ in millions)
Cash flows from operating activities:
Net loss	$(345)	$(745)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, depletion and amortization	228	170
Derivative losses, net	910	161
Cash receipts (payments) on derivative settlements, net	(292)	10
Share-based compensation	2	7
Gains on sales of assets	(3)	(1)
Non-cash reorganization items, net	—	149
Exploration	—	3
Other	13	(24)
Changes in assets and liabilities	(70)	652
Net cash provided by operating activities	443	382
Cash flows from investing activities:
Capital expenditures	(178)	(106)
Proceeds from divestitures of property and equipment	3	4
Net cash used in investing activities	(175)	(102)
Cash flows from financing activities:
Debt issuance and other financing costs	—	(54)
Cash paid for common stock dividends	(33)	—
Other	1	(2)
Net cash used in financing activities	(32)	(56)
Net increase in cash, cash equivalents and restricted cash	236	224
Cash, cash equivalents and restricted cash, beginning of period	622	82
Cash, cash equivalents and restricted cash, end of period	$858	$306

Cash and cash equivalents	$849	$304
Restricted cash	9	2
Total cash, cash equivalents and restricted cash	$858	$306

	Successor	Predecessor
	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2020
($ in millions)
Cash flows from operating activities:
Net income (loss)	$(489)	$5,383	$(9,334)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	579	72	931
Deferred income tax benefit	—	(57)	(10)
Derivative (gains) losses, net	1,604	382	(573)
Cash receipts (payments) on derivative settlements, net	(437)	(17)	890
Share-based compensation	5	3	16
Gains on sales of assets	(9)	(5)	(1)
Impairments	1	—	8,522
Non-cash reorganization items, net	—	(6,680)	(300)
Exploration	1	2	409
Gains on purchases or exchanges of debt	—	—	(65)
Other	10	45	(23)
Changes in assets and liabilities	(19)	851	693
Net cash provided by (used in) operating activities	1,246	(21)	1,155
Cash flows from investing activities:
Capital expenditures	(404)	(66)	(973)
Proceeds from divestitures of property and equipment	9	—	15
Net cash used in investing activities	(395)	(66)	(958)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	30	—	—
Payments on Exit Credit Facility - Tranche A Loans	(80)	(479)	—
Proceeds from pre-petition revolving credit facility borrowings	—	—	3,806
Payments on pre-petition revolving credit facility borrowings	—	—	(3,467)
Proceeds from DIP Facility borrowings	—	—	60
Payments on DIP Facility borrowings	—	(1,179)	(60)
Proceeds from issuance of senior notes, net	—	1,000	—
Proceeds from issuance of common stock	—	600	—
Proceeds from warrant exercise	2	—	—
Debt issuance and other financing costs	(3)	(8)	(109)
Cash paid to purchase debt	—	—	(95)
Cash paid for common stock dividends	(67)	—	—
Cash paid for preferred stock dividends	—	—	(22)
Other	(1)	—	(10)
Net cash provided by (used in) financing activities	(119)	(66)	103
Net increase (decrease) in cash, cash equivalents and restricted cash	732	(153)	300
Cash, cash equivalents and restricted cash, beginning of period	126	279	6
Cash, cash equivalents and restricted cash, end of period	$858	$126	$306

Cash and cash equivalents	$849	$40	$306
Restricted cash	9	86	—
Total cash, cash equivalents and restricted cash	$858	$126	$306

OIL, NATURAL GAS AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Three Months Ended September 30, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,302	3.20	—	—	217	19.21
Gulf Coast	—	—	589	3.81	—	—	98	22.84
South Texas	34	70.96	107	4.46	15	34.60	66	51.02
Brazos Valley	25	69.54	33	2.82	3	27.41	34	56.88
Powder River Basin	9	69.31	53	4.33	3	44.53	21	47.48
Total	68	70.22	2,084	3.46	21	35.14	436	29.14

Average Realized Price		49.69		2.61		35.14		21.88

	Predecessor
	Three Months Ended September 30, 2020
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,070	1.40	—	—	178	8.37
Gulf Coast	—	—	550	1.81	—	—	91	10.86
South Texas	51	39.79	132	2.08	22	12.81	95	27.31
Brazos Valley	36	38.45	43	0.80	5	6.69	49	29.82
Powder River Basin	10	38.69	41	1.79	3	15.94	20	25.98
Mid-Continent	4	40.12	31	1.63	3	11.58	12	20.15
Total	101	39.31	1,867	1.57	33	11.94	445	16.40

Average Realized Price		39.54		1.60		11.94		16.59

	Successor
	Period from February 10, 2021 through September 30, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,289	2.57	—	—	215	15.43
Gulf Coast	—	—	552	3.11	—	—	92	18.67
South Texas	36	67.02	108	3.85	15	28.88	69	47.25
Brazos Valley	27	65.60	34	3.74	4	20.91	36	54.37
Powder River Basin	10	65.02	55	3.94	3	36.91	22	43.45
Total	73	66.23	2,038	2.84	22	28.85	434	25.85

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,233	2.42	—	—	206	14.49
Gulf Coast	—	—	543	2.44	—	—	90	14.62
South Texas	42	54.12	127	3.00	14	26.04	78	39.20
Brazos Valley	32	52.37	38	1.14	4	16.09	42	42.23
Powder River Basin	10	51.96	61	2.92	4	34.31	24	34.25
Total	84	53.21	2,002	2.45	22	25.92	440	22.63

	Non-GAAP Combined
	Nine Months Ended September 30, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,281	2.55	—	—	213	15.30
Gulf Coast	—	—	551	3.01	—	—	92	18.09
South Texas	37	64.84	110	3.71	15	28.49	70	45.94
Brazos Valley	28	63.34	35	3.32	4	20.17	37	52.34
Powder River Basin	10	63.10	56	3.78	4	36.46	22	42.01
Total	75	64.06	2,033	2.79	23	28.42	434	25.37

Average Realized Price		48.17		2.47		28.42		21.20

	Predecessor
	Nine Months Ended September 30, 2020
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,032	1.57	—	—	172	9.43
Gulf Coast	—	—	536	1.66	—	—	89	9.95
South Texas	51	38.27	136	2.08	19	11.58	93	26.56
Brazos Valley	38	36.52	54	0.68	6	4.61	53	27.00
Powder River Basin	14	35.71	60	1.71	4	13.19	28	23.25
Mid-Continent	4	37.49	39	1.85	3	11.44	14	19.43
Total	107	37.32	1,857	1.62	32	10.31	449	16.32

Average Realized Price		61.20		1.97		10.31		23.46

GROSS MARGIN (unaudited)

	Successor		Predecessor
	Three Months Ended September 30,		Three Months Ended September 30,
	2021		2020
($ in millions, except per unit)	$	$/Boe	$	$/Boe
Appalachia
Oil, natural gas and NGL sales	$383	19.21	$137	8.37
Production expenses	9	0.47	8	0.49
Gathering, processing and transportation expenses	83	4.14	73	4.39
Severance and ad valorem taxes	2	0.13	1	0.09
Gross margin	$289	14.47	$55	3.40

Gulf Coast
Oil, natural gas and NGL sales	$207	22.84	$92	10.86
Production expenses	13	1.42	10	1.20
Gathering, processing and transportation expenses	28	3.09	46	5.42
Severance and ad valorem taxes	5	0.55	4	0.52
Gross margin	$161	17.78	$32	3.72

South Texas
Oil, natural gas and NGL sales	$312	51.02	$241	27.31
Production expenses	31	5.04	24	2.73
Gathering, processing and transportation expenses	82	13.38	106	12.08
Severance and ad valorem taxes	17	2.72	16	1.79
Gross margin	$182	29.88	$95	10.71

Brazos Valley
Oil, natural gas and NGL sales	$175	56.88	$133	29.82
Production expenses	18	5.96	17	3.83
Gathering, processing and transportation expenses	3	0.98	7	1.49
Severance and ad valorem taxes	8	2.63	10	2.05
Gross margin	$146	47.31	$99	22.45

Powder River Basin
Oil, natural gas and NGL sales	$93	47.48	$47	25.98
Production expenses	9	4.38	9	4.53
Gathering, processing and transportation expenses	23	11.95	21	11.84
Severance and ad valorem taxes	9	4.59	5	2.65
Gross margin	$52	26.56	$12	6.96

Mid-Continent
Oil, natural gas and NGL sales	$—	—	$22	20.15
Production expenses	—	—	14	13.11
Gathering, processing and transportation expenses	—	—	5	5.10
Severance and ad valorem taxes	—	—	1	1.13
Gross margin	$—	—	$2	0.81

	Successor		Predecessor		Non-GAAP Combined		Predecessor
	Period from February 10, 2021 through September 30,		Period from January 1, 2021 through February 9,		Nine Months Ended September 30,		Nine Months Ended September 30,
	2021		2021		2021		2020
($ in millions, except per unit)	$	$/Boe	$	$/Boe	$	$/Boe	$	$/Boe
Appalachia
Oil, natural gas and NGL sales	$772	15.43	$119	14.49	$891	15.30	$445	9.43
Production expenses	23	0.47	4	0.50	27	0.47	24	0.51
Gathering, processing and transportation expenses	204	4.07	34	4.17	238	4.08	217	4.60
Severance and ad valorem taxes	6	0.13	1	0.07	7	0.12	4	0.09
Gross margin	$539	10.76	$80	9.75	$619	10.63	$200	4.23

Gulf Coast
Oil, natural gas and NGL sales	$401	18.67	$53	14.62	$454	18.09	$245	9.95
Production expenses	30	1.39	4	1.12	34	1.35	32	1.30
Gathering, processing and transportation expenses	64	2.98	11	2.93	75	2.98	137	5.59
Severance and ad valorem taxes	12	0.55	2	0.54	14	0.55	14	0.60
Gross margin	$295	13.75	$36	10.03	$331	13.21	$62	2.46

South Texas
Oil, natural gas and NGL sales	$761	47.25	$122	39.20	$883	45.94	$675	26.56
Production expenses	74	4.60	12	3.90	86	4.48	85	3.24
Gathering, processing and transportation expenses	203	12.56	42	13.35	245	12.69	338	13.28
Severance and ad valorem taxes	42	2.56	8	2.53	50	2.55	43	1.68
Gross margin	$442	27.53	$60	19.42	$502	26.22	$209	8.36

Brazos Valley
Oil, natural gas and NGL sales	$456	54.37	$71	42.23	$527	52.34	$394	27.00
Production expenses	46	5.52	9	4.85	55	5.41	67	4.61
Gathering, processing and transportation expenses	8	1.03	3	1.92	11	1.18	21	1.40
Severance and ad valorem taxes	25	3.03	5	2.99	30	3.03	33	2.23
Gross margin	$377	44.79	$54	32.47	$431	42.72	$273	18.76

Powder River Basin
Oil, natural gas and NGL sales	$225	43.45	$33	34.25	$258	42.01	$175	23.25
Production expenses	21	4.07	3	3.37	24	3.96	37	4.74
Gathering, processing and transportation expenses	62	12.00	12	12.53	74	12.08	79	10.46
Severance and ad valorem taxes	21	4.15	2	2.88	23	3.95	18	2.37
Gross margin	$121	23.23	$16	15.47	$137	22.02	$41	5.68

Mid-Continent
Oil, natural gas and NGL sales	$—	—	$—	—	$—	—	$72	19.43
Production expenses	—	—	—	—	—	—	50	13.69
Gathering, processing and transportation expenses	—	—	—	—	—	—	21	5.83
Severance and ad valorem taxes	—	—	—	—	—	—	4	1.07
Gross margin	$—	—	$—	—	$—	—	$(3)	(1.16)

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
($ in millions)
Drilling and completion capital expenditures:
Appalachia	$63	$72
Gulf Coast	73	40
South Texas	26	—
Brazos Valley	9	1
Powder River Basin	9	2
Total drilling and completion capital expenditures	180	115
Leasehold and additions to other PP&E	2	3
Capitalized interest	3	2
Total capital expenditures	$185	$120

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
($ in millions)
Drilling and completion capital expenditures:
Appalachia	$167	$30	$197	$192
Gulf Coast	147	22	169	102
South Texas	51	4	55	156
Brazos Valley	26	5	31	177
Powder River Basin	14	—	14	91
Mid-Continent	—	—	—	2
Total drilling and completion capital expenditures	405	61	466	720
Leasehold and additions to other PP&E	5	—	5	22
Capitalized interest	6	1	7	13
Total capital expenditures	$416	$62	$478	$755

OIL AND NATURAL GAS HEDGING POSITIONS AS OF NOVEMBER 2, 2021 (a)

Crude Oil Swaps
	Volume (MMBbls)	Avg. NYMEX Price of Swaps
Q4 2021 (b)	4.3	$42.62

Total 2022	11.2	$44.30

Total 2023	1.9	$47.17

Oil Basis Protection Swaps
	Volume (MMBbls)	Avg. NYMEX plus/(minus)
Q4 2021 (b)	3.5	$0.50

Total 2022	6.0	$0.34

Natural Gas Swaps
	Volume (Bcf)	Avg. NYMEX Price of Swaps
Q4 2021 (b)	167	$2.66

Total 2022	474	$2.67

Total 2023	132	$2.68

Total 2024	37	$2.53

Total 2025	12	$2.58

Natural Gas Two-Way Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q4 2021 (b)	12	$2.73	$3.18

Total 2022	205	$2.86	$3.96

Natural Gas Basis Protection Swaps
	Volume (Bcf)	Avg. NYMEX plus/(minus)
Q4 2021 (b)	39	$(0.28)

Total 2022	90	$0.27

Total 2023	23	$0.76
____________________________________________
(a)Includes hedges assumed in acquisition of Vine Energy Inc.
(b)Includes amounts settled in October and November 2021.

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss) Attributable to Chesapeake, Adjusted EBITDAX, Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO CHESAPEAKE (unaudited)

	Successor		Predecessor
	Three Months Ended September 30, 2021		Three Months Ended September 30, 2020
	$	$/Share	$	$/Share
($ in millions, except per share data)
Net loss available to common stockholders (GAAP)	$(345)	$(3.51)	$(745)	$(76.18)
Effect of dilutive securities	—	—	—	—
Diluted loss available to common stockholders (GAAP)	$(345)	$(3.51)	$(745)	$(76.18)

Adjustments:
Unrealized losses on oil and natural gas derivatives	618	6.29	169	17.28
Separation and other termination costs	—	—	16	1.64
Gains on sales of assets	(3)	(0.03)	(1)	(0.10)
Other operating expense, net	6	0.06	2	0.20
Reorganization items, net	—	—	611	62.47
Other	6	0.06	(1)	(0.10)
Tax effect of adjustments(a)	(13)	(0.13)	—	—
Effect of dilutive securities	—	(0.36)	—	(0.15)
Adjusted net income attributable to common stockholders (Non-GAAP)	$269	$2.38	$51	$5.06

	Successor		Predecessor
	Period from February 10, 2021 through September 30, 2021		Period from January 1, 2021 through February 9, 2021		Nine Months Ended September 30, 2020
	$	$/Share	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income (loss) available to common stockholders (GAAP)	$(489)	$(4.99)	$5,383	$550.35	$(9,340)	$(955.99)
Effect of dilutive securities	—	—	—	(14.84)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$(489)	$(4.99)	$5,383	$534.51	$(9,340)	$(955.99)

Adjustments:
Unrealized losses on oil and natural gas derivatives	1,122	11.44	369	36.64	304	31.12
Separation and other termination costs	11	0.11	22	2.18	43	4.40
Gains on sales of assets	(9)	(0.09)	(5)	(0.50)	(1)	(0.10)
Other operating expense (income), net	4	0.04	(12)	(1.19)	68	6.96
Impairments	1	0.01	—	—	8,522	872.26
Exploration expense - impairment of unproved properties	—	—	—	—	272	27.84
Noncontrolling interests - impairment of unproved properties	—	—	—	—	(16)	(1.64)
Gains on purchases or exchanges of debt	—	—	—	—	(65)	(6.65)
G&A reorganization expenses	—	—	—	—	43	4.40
Reorganization items, net	—	—	(5,569)	(552.97)	217	22.21
Other	(18)	(0.18)	—	—	21	2.15
Tax effect of adjustments(a)	(13)	(0.13)	(57)	(5.66)	(11)	(1.13)
Effect of dilutive securities	—	(0.73)	—	—	—	(0.49)
Adjusted net income available to common stockholders (Non-GAAP)	609	5.48	131	13.01	57	5.34

Preferred stock dividends	—	—	—	—	22	2.06
Adjusted net income attributable to Chesapeake (Non-GAAP)	$609	$5.48	$131	$13.01	$79	$7.40

(a)
The 2021 Successor Quarter and 2021 Successor Period include a tax effect attributed to the 2021 Successor Quarter reconciling adjustments using an estimated 2% annual effective tax rate. The 2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with Predecessor accumulated other comprehensive income, eliminated in fresh start accounting. The 2020 Predecessor Period includes a tax effect attributed to the reconciling adjustments using an estimated 0.14% annual effective tax rate.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
($ in millions)
Net loss (GAAP)	$(345)	$(745)

Adjustments:
Interest expense	17	25
Income tax benefit	(10)	—
Depreciation, depletion and amortization	228	170
Exploration	2	5
Unrealized losses on oil and natural gas derivatives	618	169
Separation and other termination costs	—	16
Gains on sales of assets	(3)	(1)
Other operating income, net	6	2
Reorganization items, net	—	611
Other	6	(1)
Adjusted EBITDAX (Non-GAAP)	$519	$251

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
($ in millions)
Net income (loss) (GAAP)	$(489)	$5,383	$4,894	$(9,334)

Adjustments:
Interest expense	47	11	58	307
Income tax benefit	(10)	(57)	(67)	(13)
Depreciation, depletion and amortization	579	72	651	931
Exploration	4	2	6	417
Unrealized losses on oil and natural gas derivatives	1,122	369	1,491	304
Separation and other termination costs	11	22	33	43
Gains on sales of assets	(9)	(5)	(14)	(1)
Other operating expense (income), net	4	(12)	(8)	68
Impairments	1	—	1	8,522
Gains on purchases or exchanges of debt	—	—	—	(65)
G&A reorganization expenses	—	—	—	43
Reorganization items, net	—	(5,569)	(5,569)	217
Other	(18)	—	(18)	21
Adjusted EBITDAX (Non-GAAP)	$1,242	$216	$1,458	$1,460

FREE CASH FLOW

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
($ in millions)
Net cash provided by operating activities (GAAP)	$443	$382
Cash paid for reorganization items, net	—	63
Capital expenditures	(178)	(106)
Free cash flow (Non-GAAP)	$265	$339

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through September 30, 2021	Period from January 1, 2021 through February 9, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$1,246	$(21)	$1,225	$1,155
Cash paid for reorganization items, net	65	66	131	118
Capital expenditures	(404)	(66)	(470)	(973)
Free cash flow (Non-GAAP)	$907	$(21)	$886	$300

NET DEBT

Successor
September 30, 2021
($ in millions)
Total debt (GAAP)	$1,259
Premiums and issuance costs on debt	(38)
Principal amount of debt	1,221
Cash and cash equivalents	(849)
Net debt (Non-GAAP)	$372